                                                                   EXHIBIT 99.23

                           STOCK PURCHASE AGREEMENT

                                by and between


                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                                  as Investor

                                      and

                            BOSTON PROPERTIES, INC.
                                  as Company



                           Dated: September 28, 1998

                           STOCK PURCHASE AGREEMENT

                                     INDEX

SECTION 1.          SALE OF SHARES AND AGGREGATE PURCHASE PRICE.............................    1
----------          -------------------------------------------
              1.1   Purchase Price and Payment..............................................    1
                    --------------------------
              1.2   Transfer of Shares......................................................    1
                    ------------------
              1.3   Time and Place of Closing...............................................    2
                    -------------------------
              1.4   Further Assurances......................................................    2
                    ------------------

SECTION 2.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................    2
----------          ---------------------------------------------
              2.1   Making of Representations and Warranties................................    2
                    ----------------------------------------
              2.2   Organization, Good Standing and Authority...............................    2
                    -----------------------------------------
              2.3   Company's Authorization and Binding Effect..............................    3
                    ------------------------------------------
              2.4   Capitalization; Status of Shares........................................    3
                    --------------------------------
              2.5   Conflicting Agreements and Other Matters................................    4
                    ----------------------------------------
              2.6   Litigation, Proceedings, etc............................................    5
                    ----------------------------
              2.7   No Default or Violation.................................................    5
                    -----------------------
              2.8   Governmental Consents, etc..............................................    5
                    --------------------------
              2.9   No Registration Under the Securities Act; No
                    --------------------------------------------
                    General Solicitation. Registration of Shares............................    6
                    --------------------------------------------
              2.10  Insurance...............................................................    6
                    ---------
              2.11  Information Provided....................................................    6
                    --------------------
              2.12  No Other Liabilities....................................................    7
                    --------------------
              2.13  The Partnership; Taxes; REIT Status.....................................    7
                    -----------------------------------
              2.14  Compliance With Laws....................................................    7
                    --------------------
              2.15  SEC Documents...........................................................    7
                    -------------
              2.16  Material Contracts......................................................    8
                    ------------------
              2.17  No Merger Agreement.....................................................    8
                    -------------------
              2.18  Certain Actions by the Company..........................................    8
                    ------------------------------
              2.19  No Investment Company Status............................................    8
                    ----------------------------

SECTION 3.          COVENANTS OF THE COMPANY................................................    9
                    ------------------------
              3.1   Making of Covenants and Agreements......................................    9
                    ----------------------------------
              3.2   Conduct of Business.....................................................    9
                    -------------------
              3.3   Information Rights......................................................    9
                    ------------------
              3.4   Consultation Rights.....................................................   10
                    -------------------
              3.5   Notice of Default.......................................................   10
                    -----------------
              3.6   Consummation of Agreement...............................................   10
                    -------------------------
              3.7   Cooperation of the Company..............................................   10
                    --------------------------
              3.8   Negative Covenants of the Company.......................................   10
                    ---------------------------------
              3.9   Survival................................................................   11
                    --------

                                      (i)

SECTION 4.          REPRESENTATIONS AND WARRANTIES OF INVESTOR..............................   11
----------          ------------------------------------------
              4.1   Making of Representations and Warranties of Investor....................   11
                    ----------------------------------------------------
              4.2   Investor's Organization.................................................   11
                    -----------------------
              4.3   Investment Intent.......................................................   11
                    -----------------
              4.4   Investor Status.........................................................   11
                    ---------------
              4.5   Access to Information...................................................   12
                    ---------------------
              4.6   Reliance................................................................   12
                    --------
              4.7   No Advertisement or Solicitation........................................   12
                    --------------------------------
              4.8   Other Investor Representations..........................................   12
                    ------------------------------

SECTION 5.          COVENANTS OF INVESTOR...................................................   13
----------          ---------------------
              5.1   Making of Covenants and Agreement.......................................   13
                    ---------------------------------
              5.2   Legends.................................................................   13
                    -------
              5.3   Confidentiality of Information..........................................   13
                    ------------------------------
              5.4   Consummation of Agreement...............................................   14
                    -------------------------
              5.5   Cooperation of Investor.................................................   14
                    -----------------------

SECTION 6.          CONDITIONS..............................................................   14
----------          ----------
              6.1   Conditions to the Obligations of Investor...............................   14
                    -----------------------------------------
              6.2   Conditions to Obligations of the Company................................   17
                    ----------------------------------------

SECTION 7.          TERMINATION OF AGREEMENT; RIGHTS TO PROCEED.............................   17
----------          -------------------------------------------
              7.1   Termination.............................................................   17
                    -----------
              7.2   Effect of Termination...................................................   18
                    ---------------------
              7.3   Right to Proceed........................................................   18
                    ----------------

SECTION 8.          RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING............................   18
----------          --------------------------------------------
              8.1   Survival................................................................   18
                    --------

SECTION 9.          INDEMNIFICATION.........................................................   18
----------          ---------------
              9.1   Indemnification by the Company..........................................   18
                    ------------------------------
              9.2   Indemnification by Investor.............................................   19
                    ---------------------------
              9.3   Notice; Defense of Claims...............................................   19
                    -------------------------

SECTION 10.         MISCELLANEOUS...........................................................   20
-----------         -------------
             10.1   Fees and Expenses.......................................................   20
                    -----------------
             10.2   Governing Law...........................................................   20
                    -------------
             10.3   Notices.................................................................   20
                    -------
             10.4   Entire Agreement........................................................   21
                    ----------------
             10.5   Assignability; Binding Effect...........................................   21
                    -----------------------------
             10.6   Captions and Gender.....................................................   22
                    -------------------
             10.7   Execution in Counterparts...............................................   22
                    -------------------------
             10.8   Amendments..............................................................   22
                    ----------
             10.9   Publicity and Disclosures...............................................   22
                    -------------------------

                                      (ii)

             10.10  Consent to Jurisdiction.................................................   22
                    -----------------------
             10.11  Specific Performance....................................................   22
                    --------------------


Schedule 2.4    -    Capitalization, Status of Shares
Schedule 2.5    -    Conflicting Agreements
Schedule 2.8    -    Required Governmental Consents
Schedule 2.11   -    Information Provided
Schedule 2.12   -    Other Liabilities
Schedule 2.16   -    Material Contracts
Schedule 2.17   -    Merger Agreements
Schedule 4.8(a) -    Litigation

Exhibit A       -    Form of Registration Rights Agreement
Exhibit B       -    Form of Opinions of Company's Counsel
Exhibit C       -    Confidentiality Agreement
Exhibit D       -    Form of Agreement Regarding Certain Information
Exhibit E       -    Form of Certificate of Designations
Exhibit F       -    Form of Ownership Resolutions

                                     (iii)

                           STOCK PURCHASE AGREEMENT
                           ------------------------


     THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of September ___, 1998, by and between BOSTON PROPERTIES INC., a Delaware corporation (the "COMPANY"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (the "INVESTOR").


                              W I T N E S S E T H
                              -------------------

     WHEREAS, the Company has agreed to issue and sell to Investor, and Investor has agreed to purchase from the Company, shares of a newly created class of the Company's Series A Convertible Redeemable Preferred Stock (the "SERIES A PREFERRED STOCK"), for aggregate cash consideration of $100,000,000.00; and

     WHEREAS, Investor desires to purchase such Series A Preferred Stock on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in order to consummate said purchase and sale and in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:


SECTION 1.    SALE OF SHARES AND AGGREGATE PURCHASE PRICE.
----------------------------------------------------------

     1.1  Purchase Price and Payment.  (a) In consideration of the sale by the
          --------------------------
Company to Investor of the 2,000,000 shares of Series A Preferred Stock to be acquired by Investor pursuant to this Agreement (the "SHARES") and in reliance upon the representations and warranties of the Company herein contained and to be reconfirmed at the Closing and subject to the satisfaction of all of the conditions contained herein, Investor agrees that at the Closing, Investor will deliver to the Company the aggregate amount of $100,000,000.00 (the " PURCHASE PRICE").

          (b) The purchase price per Share (the "PER SHARE PRICE") shall be equal to $50.00 per share.

          (c) The Purchase Price shall be delivered on the Closing Date to the Company by wire transfer of immediately available funds, to a bank account of the Company specified by the Company at least three (3) business days prior to the Closing.

     1.2  Transfer of Shares.  At the Closing the Company shall deliver or cause
          ------------------
to be delivered to Investor one or more certificates (in Investor's name or in the name of Investor's nominees or designees as the Investor shall have informed the Company at least three (3) business days prior to the Closing), representing the 2,000,000 Shares that Investor is entitled to receive.

     1.3  Time and Place of Closing.  The closing of the purchase and sale
          -------------------------
provided for in this Agreement (herein called the "CLOSING") shall be held at the offices of Goodwin, Procter & Hoar LLP, 599 Lexington Avenue, 40th Floor, New York, New York 10022, on the Closing Date. For purposes of this Agreement, "CLOSING DATE" means the earlier to occur of: (i) ninety (90) days after the "CLOSING DATE" (as defined in that certain Master Transaction Agreement of even date herewith, by and among the Company, Investor, Boston Properties Limited Partnership, PIC Realty Corporation, Fedmark Corporation, Embarcadero Center Investors Partnership, Pacific Property Services, L.P. and certain other persons listed on Exhibit A attached thereto (the "MASTER TRANSACTION AGREEMENT")) , or if such ninetieth (90th) day is not a business day, the next ensuing business day (the "OUTSIDE DATE"); and (ii) the date (the "REDEMPTION DATE") that the redemption transactions described in those certain Redemption Agreements (as defined in the Master Transaction Agreement) are consummated in accordance with the terms of such Redemption Agreements; provided, however, that in the event the Redemption Date is the earlier date, then the Company (in its sole discretion) may elect, by written notice provided to the Investor within three
(3) business days of receipt of a Redemption Notice (as defined in the Redemption Agreements), to delay the Closing until any future date prior to and including the Outside Date (provided that the Company provides Investor with at least five (5) business days written notice of the date of such delayed Closing hereunder).

     1.4  Further Assurances.  The Company from time to time after the Closing
          ------------------
at the request of Investor and without further consideration shall execute and deliver further instruments of transfer and assignment and take such other action as Investor may reasonably require to more effectively transfer and assign to, and vest in, Investor the Shares and all rights thereto, and to fully implement the provisions of this Agreement.

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
------------------------------------------------------------

     2.1  Making of Representations and Warranties.  As a material inducement to
          ----------------------------------------
Investor to enter into this Agreement and consummate the transactions contemplated hereby, the Company hereby makes to Investor the representations and warranties contained in this Section 2.
                                 ---------

     2.2  Organization, Good Standing and Authority.   The Company is a
          -----------------------------------------
corporation, and the Boston Properties Limited Partnership (the "PARTNERSHIP") and each other entity in which the Company directly or indirectly owns, holds or controls twenty percent (20%) or more of any class of voting equity securities of such entity and an equity investment with a current fair market value of $10,000,000.00 or more (collectively, the "SUBSIDIARIES," or individually, a "SUBSIDIARY") is a general or limited partnership, limited liability company or corporation, each of which is (a) duly organized, validly existing and in good standing under the laws of its respective state of incorporation or formation and (b) duly qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where failure to do so would not have a material adverse effect upon the assets, liabilities, financial condition, earnings or operations of the Company and the Subsidiaries, taken as a whole (such change a "MATERIAL ADVERSE EFFECT") and the Company and each Subsidiary of the Company is authorized to consummate the transactions contemplated hereby and fulfill all of their respective obligations hereunder and under all documents contemplated hereunder to be executed by the Company and/or any such Subsidiary of the Company, and has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by the Company and/or any such Subsidiary of the Company, and to perform all of their respective obligations hereunder and thereunder. The Company has (i) delivered to Investor true, correct and complete copies of (a) its certificate of incorporation and bylaws and (b) the Amended and Restated Agreement of Limited Partnership (the "PARTNERSHIP AGREEMENT") of the Partnership and the Partnership's certificate of limited partnership and (ii) made available to Investor the certificate of incorporation and bylaws, or the partnership agreement and certificate of partnership or certificate of limited partnership or other formation and organizational documents, as the case may be, of each of the Subsidiaries.

     2.3  Company's Authorization and Binding Effect. This Agreement has, and
          ------------------------------------------
all documents contemplated hereunder to be executed by the Company when executed and delivered will have been duly authorized by all requisite corporate action on the part of the Company and are, or will be upon execution and delivery, as applicable, the valid and legally binding obligation of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by the Company, nor the performance of the obligations of the Company hereunder or thereunder will result in the violation of any provision of the certificate of organization or bylaws of the Company, or will conflict with any order or decree of any court or governmental instrumentality of any nature by which the Company is bound.

     2.4  Capitalization; Status of Shares.
          --------------------------------

          (a) Schedule 2.4 sets forth as of the date of this Agreement (i) the
              ------------
total number of shares of the outstanding capital stock of the Company and the Subsidiaries, (ii) all options, warrants and registration rights with respect to such stock, (iii) contractual obligations, commitments, understandings or arrangements of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire, require or make any payment in respect of any shares of equity securities of the Company or any such Subsidiary, (iv) contractual restrictions on the payment of dividends or other distributions or amount on or in respect of any of the Company's capital stock, and (v) agreements or arrangements restricting the voting or transfer of any equity securities of the Company. All of the outstanding shares of capital stock of the Company (including the Shares when issued and delivered as contemplated by the terms of this Agreement) or any Subsidiary are duly and validly issued, fully paid and non-assessable and not subject to any preemptive rights of other shareholders. At the Closing the Company will have transferred the Shares to be issued hereunder free and clear of all liens, pledges, encumbrances, mortgages, charges or security interests of any kind (each individually a "LIEN" and collectively referred to as "LIENS"). The issuance of the Shares to Investor at the Closing will not require any material approval or consent of any individual, partnership, corporation, trust, unincorporated organization, or any government or agency or political subdivision thereof (each a "PERSON") except any such approval that shall have been obtained on or prior to the Closing.

          (b) The shares of common stock of the Company, $0.01 par value (the "COMMON STOCK") issuable upon the conversion of Series A Preferred Stock in accordance with the terms of the Certificate of Designations (defined below) will be duly and validly reserved for issuance and when issued upon such conversion will be duly and validly authorized and issued, fully paid and non-assessable. Upon conversion of any shares of Series A Preferred Stock in accordance with the terms of the Certificate of Designations, the Common Stock issuable upon such conversion will be issued free and clear of all Liens and the issuance of such Common Stock will not require any approval or consent of any Person except any such approval that shall have been obtained on or prior to the Closing.

     2.5  Conflicting Agreements and Other Matters.  Neither the Company nor any
          ----------------------------------------
Subsidiary is a party to any contract or agreement or subject to any certificate of incorporation or other corporate restriction compliance with which could reasonably be expected to have Material Adverse Effect. Neither the execution and delivery of the documents relating to the transaction contemplated herein nor fulfillment of nor compliance with the terms and provisions thereof, nor the issuance of the Shares to Investor (or the issuance of Common Stock upon a conversion of the Shares) pursuant to this Agreement will (i) to the Company's knowledge violate any provision of any law, statute, ordinance, order, rule, regulation or interpretation of any thereof presently in effect or in effect at the Closing Date having applicability to the Company or any Subsidiary or any of their properties, except such violations as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with or result in a breach of or constitute a default under the certificate of incorporation or bylaws or any other organizational document of either the Company or any Subsidiary, (iii) except as set forth in Schedule 2.5, require any consent, approval or notice
                       ------------
under, or conflict with or result in a breach of, constitute a default or accelerate any right under, any note, bond, mortgage, license, indenture or loan or credit agreement, or any other agreement or instrument, to which the Company or any Subsidiary is a party or by which any of their respective properties is bound, except where the failure to obtain such consents, approvals, notices, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect or (iv) result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any Subsidiary. Neither the Company nor any Subsidiary is bound by any agreement which would impose upon Investor any personal obligation or personal liability which is greater than the personal obligations and personal liabilities imposed upon Investor under this Agreement and the Registration Rights Agreement (as defined in Section 6.1(d) below). In
                                                     --------------
addition, the Company
is not aware of any facts or circumstances that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     2.6  Litigation, Proceedings, etc.  There is (a) no action, suit, notice of
          ----------------------------
violation or proceeding pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective properties before or by any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign (each a "GOVERNMENTAL ENTITY") which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, and (b) to the best knowledge of the Company, there is no investigation or pending against or affecting the Company or any Subsidiary or any of their respective properties by any Governmental Entity which in either case (i) challenges the legality, validity or enforceability of any of the documents relating to the transactions contemplated under this Agreement, or (ii) could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, or (iii) would (individually or in the aggregate) impair the ability of the Company to perform fully on a timely basis any obligations which it has under this Agreement or the Registration Rights Agreement.

     2.7  No Default or Violation.  Neither the Company nor any Subsidiary is
          -----------------------
(i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations or defaults that would not result in a Material Adverse Effect, (ii) in violation of any order, decree, injunction, judgment, ruling, assessment, writ, or executive mandate of any Governmental Entity, except for violations or defaults that would not result in a Material Adverse Effect, or (iii) in violation of any law which could reasonably be expected to (A) adversely affect the legality, validity or enforceability of this Agreement, (B) have a Material Adverse Effect or (C) adversely impair the Company or any Subsidiary's ability or obligation to perform fully on a timely basis any obligation which it has under this Agreement or the Registration Rights Agreement.

     2.8  Governmental Consents, etc.  Except as may be required under any
          --------------------------
applicable securities law in connection with the performance by the Company of its obligations under the Registration Rights Agreement, and assuming the accuracy of the representations and warranties of, and the performance of the agreements of, Investor set forth herein, no authorization, consent, approval, waiver, license, qualification or formal exemption from, nor any filing, declaration, qualification or registration with, any Governmental Entity or any securities exchange is required in connection with the execution, delivery or performance by the Company of this Agreement and the issuance of the Shares to Investor pursuant to this Agreement except for the filing of the Certificate of Designations (defined below) with the Delaware Secretary of State and except for those that (i) have been made or obtained by the Company as of the date hereof or (ii) are set forth in Schedule 2.8. At the Closing Date, the Company will
                         ------------
have made all filings and given all notices to Governmental Entities and obtained all necessary ordinances, registrations, declarations, approvals, orders, consents, qualifications, franchises, certificates, permits and authorizations from any Governmental Entity, to own or lease its properties and to conduct its property and businesses as currently conducted, except where failure to do so could not reasonably be expected to have a Material Adverse Effect. At the Closing Date, all such registrations, declarations, approvals, orders, consents, qualifications, franchises, certificates, permits and authorizations, the failure of which to file, give notice of or obtain could reasonably be expected to have a Material Adverse Effect, will be in full force and effect. The assets of the Company qualify as exempt assets for purposes of the Hart-Scott-Rodino Act and no filing under the Hart-Scott-Rodino Act is required in connection with the issuance of the Shares to Investor pursuant to this Agreement.

      2.9   No Registration Under the Securities Act; No General Solicitation.
            ------------------------------------------------------------------
Registration of Shares.
----------------------

          (a) Assuming the continuing accuracy of Investor's representations set forth in Section 4 and compliance by Investor with the transfer restrictions set
         ---------
forth in the legends on the certificates evidencing the Shares, it is not necessary in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Agreement (or the conversion of the Shares into Common Stock in accordance with their terms) to register the Shares (or such Common Stock) under the Securities Act of 1933, as amended (the "SECURITIES ACT").

          (b) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through an agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) which is or will be integrated with the sale of the Shares in a manner that would require registration under the Securities Act of the Shares or
(ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Shares (as those terms are used in Regulation D under the Securities Act).

     2.10  Insurance.  At Closing, the Company and/or any Subsidiary will have
           ---------
(i) with respect to each property owned by the Company or any Subsidiary, "all risk" property insurance, including fire, flood, earthquake, extended coverage and rental loss insurance and (ii) with respect to the Company and each of the Subsidiaries, and each property owned by the Company or any Subsidiary, general commercial liability insurance, in each case under such terms and in such amounts and covering such risks that are customary for properties and businesses similar to those of the Company and any Subsidiary. There are currently no outstanding material losses for which the Company or any Subsidiary has failed to give or present notice or claim under any policy. Policies for all the insurance are in full force and effect and none of the Company or any or the Subsidiaries is in default in any material respect under any of the policies.

     2.11  Information Provided.  Neither (a) this Agreement, the schedules and
           --------------------
exhibits hereto, nor (b) any other written document delivered to Investor in connection with the transactions contemplated hereby and identified on Schedule
                                                                       --------
2.11 attached hereto, contain any
----
untrue statement of a material fact or omit any material fact necessary to make the statements herein or therein, as the case may be, in light of the circumstances under which it was made, not misleading, and all material information regarding the Company and all Subsidiaries is provided therein or in the SEC Documents referred to in Section 2.15 below.
                                 ------------

     2.12  No Other Liabilities.  Except as set forth in Schedule 2.12, neither
           --------------------                          -------------
the Company nor any of the Subsidiaries has any material liability whether absolute, accrued, contingent or otherwise, of a nature required to be disclosed in financial statements (or the notes thereto) prepared in accordance with generally accepted accounting principles, consistently applied, except liabilities (i) reflected on the consolidated balance sheet of the Company and the Subsidiaries as of December 31, 1997 (or the notes thereto), or (ii) liabilities that (1) were incurred by the Company or any of the Subsidiaries after December 31, 1997 in the ordinary course of business or (2) could not reasonably be expected to have a Material Adverse Effect.

      2.13 The Partnership; Taxes; REIT Status.   The Partnership Agreement of
           -----------------------------------
the Partnership is in full force and effect, a true, complete and correct copy thereof has been delivered to Investor and there are no dissolution, termination or liquidation proceedings pending or contemplated with respect to the Partnership. The Partnership is, and has been since the date of formation, taxable as a "partnership" as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder as in effect on the date hereof, the "CODE"), and is, and has been since the date of formation, not taxable as a corporation by reason of not being a publicly traded partnership within the meaning of Section 7704 of the Code. Each of the Company and Subsidiaries has filed all tax returns that are required to be filed with any Governmental Entity (except in any case in which the failure so to file would not have a Material Adverse Effect), and has paid all taxes due pursuant to the tax returns or any assessment received by it or otherwise required to be paid, except taxes being contested in good faith by appropriate proceedings and for which adequate reserves or other provisions are maintained. The Company has (i) elected to be taxed as a REIT effective for the taxable year ending December 31, 1997, (ii) has not revoked such election,
(iii) qualifies for taxation as a REIT for such taxable year and for its current taxable year, (iv) operates, and intends to continue to operate, in a manner so as to qualify as a REIT, and (v) has not sold or otherwise disposed of any assets which could give rise to a material amount of tax pursuant to any election made by the Company under Notice 88-19, 1988-1 CB 486 and does not expect to effect any such sale or other disposition.

     2.14 Compliance With Laws.  Neither the Company nor any Subsidiary has been
          --------------------
in or is in, and none of them has received written notice of, violation of or default with respect to, any law or any decision, ruling, order or award of any arbitrator applicable to it or its business, properties or operations except for violations or defaults that, individually or in the aggregate, would not result in a Material Adverse Effect.

     2.15 SEC Documents.  The Company has filed with the Securities and Exchange
          -------------
Commission (the "Commission") all financial statements, reports, schedules, forms, statements and other documents required by the Securities Act, and Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT") to be filed by the Company (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC DOCUMENTS"). The Company has delivered or made available to Investor all SEC Documents. As of their respective filing dates, (or if amended, revised or superseded by a subsequent filing with the Commission, then as of the date of such subsequent filing), the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the SEC Documents (including any and all financial statements included or incorporated by reference therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The consolidated financial statements of the Company and its Subsidiaries included in all SEC Documents, including any amendments thereto, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto.

     2.16  Material Contracts.  The SEC Documents and Schedule 2.16 include a
           ------------------                         -------------
correct and complete list of the following with respect to the Company and the
Subsidiaries: (i) agreements with any shareholder having beneficial ownership of 5% or more of the shares of the stock of the Company then issued and outstanding, director or officer of the Company and all shareholders' agreements and voting trusts; and (ii) agreements not made in the ordinary course of business and which would reasonably be expected to result in a Material Adverse Effect.

     2.17  No Merger Agreement.  As of the date hereof, except as set forth in
           -------------------
Schedule 2.17, neither the Company nor any Subsidiary has entered into any
-------------
agreement with any person or entity which has not been terminated as of the date of this Agreement and under which there remains any material liability or obligation thereof with respect to a merger or consolidation with either the Company or any Subsidiary, or any other acquisition of a substantial amount of the assets of the Company or any Subsidiary which would reasonably be expected to result in a Material Adverse Effect.

     2.18  Certain Actions by the Company.  Neither the Company nor any of the
           ------------------------------
Subsidiaries has:  (i) made a general assignment for the benefit of creditors;
(ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such entities' creditors; (iii) suffered the appointment of a receiver to take possession of all or substantially all of such entities' assets; (iv) suffered the attachment or other judicial seizure of all, or substantially all, of such entities' assets; (v) admitted in writing such entities' inability to pay its debts as they come due; or (vi) made an offer of settlement, extension, or composition to its creditors generally.

     2.19  No Investment Company Status.  The Company is not subject to
           ----------------------------
registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such Act.


SECTION 3.   COVENANTS OF THE COMPANY
-------------------------------------

     3.1  Making of Covenants and Agreements.  The Company hereby makes the
          ----------------------------------
covenants and agreements set forth in this Section 3.
                                           ---------

     3.2  Conduct of Business.  Between the date of this Agreement and the
          -------------------
Closing Date, the Company and each of its Subsidiaries will:

          (a) Conduct its business only in the ordinary course and refrain from changing or introducing any method of management or operations except in the ordinary course of business and consistent with prior practices, provided that the Company shall not have breached its obligation with respect to this subsection 3.2(a) as long as the aggregate effect of all changes in the conduct
-----------------
of the Company's business and its methods of management and operations could not reasonably be expected to result in a Material Adverse Effect; and

          (b) Use its reasonable best efforts to keep intact its business organization and use reasonable efforts to keep available its present officers and employees and to preserve the goodwill of all individuals and entities having business relations with it.

     3.3  Information Rights.  For the period that the Prudential Investors (as
          ------------------
such term is defined in Section 10.5) own, in the aggregate at least $40,000,000 of the Company's Common Stock, including all Common Stock issuable to any such Prudential Investor or any affiliate of Investor upon a conversion of Shares or upon a redemption or in exchange for limited partnership units in the Partnership, on a fully diluted basis (the "QUALIFICATION PERIOD"), Investor shall be entitled to receive from the Company: (i) upon reasonable notice to the Company, reasonable access to the books and records of the Company and the Subsidiaries during normal business hours to review any information that is reasonably related to or necessary for Investor to formulate informed opinions regarding the operating and financial matters of the Company and to effectively exercise Investor's consultation rights pursuant to Section 3.4 hereof;
                                                    -----------
provided, however, that with respect to this clause (i), Investor acknowledges
--------  -------
that (a) the Company will not be required to furnish or provide access to any information that the Company reasonably believes would constitute material nonpublic information, unless, at the Company's request, Investor agrees with the Company in writing, substantially in the form attached hereto as Exhibit D,
                                                                     ---------
not to trade in the securities of the Company until such time as such material information becomes public and (b) Investor shall, in any event, be required to keep all material nonpublic information received by Investor pursuant to this clause (i) confidential (which precludes the disclosure of such information to any other party, including Prudential Securities Incorporated or investors or potential investors in Investor) and shall not use such information for any purpose other than evaluating its investment in the Company and evaluating the operating and financial matters of the Company in connection with Investor's consultation rights pursuant to Section 3.4 hereof; (ii)
                                                -----------
information filed with the Commission including amendments thereto, and non-confidential filings with any other regulatory bodies; and (iii) non-confidential operating information of the same general nature as the Company provides to financial analysts, concurrently with its provision of such information to financial analysts.

     3.4  Consultation Rights.  During the Qualification Period, Investor shall
          -------------------
have the right to consult from time to time (but in any event not more frequently than five (5) times in any calendar year) with the management of the Company and the Subsidiaries, upon reasonable notice and during normal business hours, at their respective places of business regarding operating and financial matters of the Company and the Subsidiaries.

     3.5  Notice of Default.  Between the date of this Agreement and Closing,
          -----------------
promptly upon the occurrence of, or promptly upon the Company becoming aware of the impending or threatened occurrence of, any event which would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to the Company prior to the date hereof, of any of the representations, warranties or covenants of the Company contained in or referred to in this Agreement or in any Schedule or Exhibit referred to in this Agreement, the Company shall give detailed written notice thereof to Investor and the Company shall use its best efforts to prevent or promptly remedy the same.

     3.6  Consummation of Agreement.  The Company shall use its reasonable best
          -------------------------
efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out. To this end, the Company will obtain prior to the Closing all necessary authorizations or approvals of its stockholders and Board of Directors.

     3.7  Cooperation of the Company.  The Company shall cooperate with all
          --------------------------
reasonable requests of Investor and Investor's counsel in connection with the consummation of the transactions contemplated hereby.

     3.8  Negative Covenants of the Company.  The Company covenants and agrees
          ---------------------------------
as follows, and shall not enter into any agreement or take any other action inconsistent with the following, in each case until the earlier of the Closing or the termination of this Agreement, except as specifically contemplated by this Agreement or to the extent such action shall not reasonably be expected to result in a Material Adverse Effect:

          (a) Organizational Documents.  The Company shall not amend the
              ------------------------
Company's articles of incorporation or by-laws and shall not permit any of the Subsidiaries to amend its articles or certificate of incorporation, by-laws or other relevant organizational documents.

          (b) Mergers, Etc.  Except as shall have been previously agreed in
              -------------
writing by Investor and the Company, the Company shall not, and shall not permit any of the Subsidiaries to, merge or consolidate with any entity, sell, lease, license or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) to any entity or acquire all or substantially all of the assets or business of any entity in each case whether in one transaction or in a series of transactions pursuant to which the Company or such Subsidiary shall not be the surviving entity.

     3.9  Survival.  The covenants of the Company in this Section 3 shall,
          --------                                        ---------
except to the extent they terminate by their express terms, survive the Closing in accordance with their terms and shall not be merged therein.


SECTION 4.   REPRESENTATIONS AND WARRANTIES OF INVESTOR.
--------------------------------------------------------

     4.1  Making of Representations and Warranties of Investor.  As a material
          ----------------------------------------------------
inducement to the Company to enter into this Agreement and consummate the transactions contemplated hereby, Investor hereby makes the representations and warranties to the Company contained in this Section 4.
                                            ---------

     4.2  Investor's Organization.  Investor represents and warrants that it (a)
          -----------------------
is a corporation duly organized, validly existing and in good standing under the laws of New Jersey, (b) is authorized to consummate the transactions contemplated by this Agreement and under all documents contemplated hereunder to be executed by such Investor, and (c) has all the necessary corporate power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by such Investor and to perform its obligations hereunder and thereunder. This Agreement and all documents contemplated hereunder to be executed by such Investor have been duly authorized by all requisite corporate action on the part of such Investor and are valid and legally binding obligations of such Investor and enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights generally and to the general principals of equity. Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by such Investor nor the performance of the obligations of such Investor hereunder or thereunder will result in the violation of any provision of the operating agreement or other organizational document of such Investor or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Investor is bound.

     4.3  Investment Intent.  Investor represents and warrants to Company that
          -----------------
the Shares to be acquired by it hereunder are being acquired for its own account for investment and with no intention of distributing or reselling such Shares or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any state or any foreign country or jurisdiction.

     4.4  Investor Status.  Investor represents and warrants to, and covenants
          ---------------
and agrees with, Company that (i) at the time such Investor was offered the Shares, it was, (ii) at the date hereof, it is, and (iii) at the Closing Date, it will be an "accredited investor" as defined in Rule 501 under the

Securities Act, and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the Company and an investment in the Company, and is able to bear the economic risk of such investment.

     4.5  Access to Information.  Investor acknowledges as of the date hereof
          ---------------------
that it has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Company; (ii) access to information about the Company, the Company's financial condition, pro forma results of operations, business properties, management and prospects sufficient to enable it to evaluate its investment in the Shares; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the SEC Documents.

     4.6  Reliance.  Investor also understands and acknowledges that (i) the
          --------
Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from such registration available under such Act, and without compliance with state, local and foreign securities laws, in each case, to the extent applicable, (ii) the Shares are being offered and sold to such Investor without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act and (iii) the availability of such exception depends in part on, and that the Company and, for the purposes of the opinion to be delivered to such Investor pursuant to Section
                                                                         -------
6.1(f) hereof, Wachtell, Lipton, Rosen & Katz will rely upon, the accuracy and
------
truthfulness of the foregoing representations and Investor hereby consents to such reliance.

     4.7  No Advertisement or Solicitation.  Investor acknowledges that the
          --------------------------------
offer and sale of the Shares to it has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     4.8  Other Investor Representations.
          ------------------------------

          (a) Except as listed on Schedule 4.8(a) attached hereto and
                                  ---------------
incorporated herein by this reference, Investor has not received any written notice of any threatened litigation, claim condemnation, administrative proceeding, or special assessment against Investor which would have a material adverse effect on the ability of Investor to perform its obligations under this Agreement; and

          (b) There is no proceeding pending or to Investor's knowledge threatened by or against Investor under the United States Bankruptcy Code.

SECTION 5.   COVENANTS OF INVESTOR.
----------   ---------------------

     5.1   Making of Covenants and Agreement.  Investor hereby makes the
           ---------------------------------
covenants and agreements set forth in this Section 5.
                                           ---------

      5.2  Legends.  To the extent applicable or appropriate, any Certificates
           -------
or other documents issued in respect of any Shares shall be endorsed with the legends set forth below, and Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer any Shares without complying with the restrictions on transfer described in such legends:

          (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATES AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY WHICH OPINION IS REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR THE SECURITIES LAWS OF SUCH STATES OR THAT SUCH TRANSACTION COMPLIES WITH THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT OR THE SECURITIES LAWS OF SUCH STATES. THIS LEGEND MAY ONLY BE REMOVED AS PROVIDED FOR IN SECTION 5.2 OF THAT CERTAIN STOCK PURCHASE AGREEMENT DATED AS OF SEPTEMBER 28, 1998 ENTERED INTO BETWEEN THE HOLDER HEREOF AND THE COMPANY. A COPY OF SAID AGREEMENT MAY BE INSPECTED AT THE OFFICES OF THE COMPANY."

          (ii)   Any legend required by any applicable state securities law.

          The legends set forth above may be removed if and when the Shares represented by such certificate are disposed of pursuant to an effective registration statement under the Securities Act or upon the Company's receipt of an opinion of counsel, in form and substance and from counsel reasonably satisfactory to the Company and its counsel, confirming that any sale or transfer of such securities will not require registration of such securities under the Securities Act or under any "Blue Sky" or similar laws.

     5.3   Confidentiality of Information.  Subject to the Investor's
           ------------------------------
conditional obligations with respect to certain information provided to Investor in accordance with Section 3.3, Investor shall keep all information furnished to
                   -----------
such Investor by the Company concerning the business and properties of the Company and other activities of the Company confidential in accordance with the terms of that certain Confidentiality Agreement, dated as of January 15, 1998, by and between the Company and Prudential, a copy of which is attached hereto as Exhibit C.
---------

     5.4   Consummation of Agreement.  The Investor shall use its reasonable
           -------------------------
best efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out. To this end, Investor will obtain prior to the Closing (i) all necessary authorizations or approvals of the Investment Committee of its Board of Directors and (ii) all necessary authorizations, consents and permits of others required to permit the consummation by the Investor of the transactions contemplated by this Agreement.

     5.5   Cooperation of Investor.  The Investor shall cooperate with all
           -----------------------
reasonable requests of the Company and the Company's counsel in connection with the consummation of the transactions contemplated hereby.


SECTION 6. CONDITIONS.
---------------------

     6.1   Conditions to the Obligations of Investor. The obligation of Investor
           -----------------------------------------
to consummate this Agreement and the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

          (a) Representations; Warranties; Covenants.  Each of the
              --------------------------------------
representations and warranties of the Company contained in Section 2 shall be
                                                           ---------
true and correct in all material respects (except for such representations and warranties that are qualified by their terms as to materiality, which representations and warranties as so qualified shall be true in all respects) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing; and the Company shall, on or before the Closing, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing; provided, however, that for purposes of determining compliance with this Section 6.1(a) and for purposes of Section 6.1(b), each as of the Closing Date, "Material Adverse Effect" shall mean (A) the Company or any of its Subsidiaries has: (i) made a general assignment for the benefit of creditors; (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such entity's creditors;
(iii) suffered the appointment of a receiver to take possession of all or substantially all of such entity's assets; (iv) suffered the attachment or other judicial seizure of all, or substantially all, of such entity's assets; (v) admitted in writing such entity's inability to pay its debts as they come due; or (vi) made an offer of settlement, extension or composition to its creditors generally, or (B) the total liabilities of the Company and its consolidated subsidiaries are greater than the total assets of the Company and its consolidated subsidiaries, each as determined in accordance with generally accepted accounting principles, or (C) any combination of the foregoing.

          (b) No Material Change.  There shall have been no change  since the
              ------------------
date hereof, whether or not in the ordinary course of business, which has had a Material Adverse Effect, as defined in Section 6.1(a).

          (c) Certificate from Officers.  The Company shall have delivered to
              -------------------------
Investor a certificate of the Company's President and Chief Financial Officer dated as of the Closing to the effect that the statements set forth in paragraphs (a) and (b) above in this Section 6.1 are true and correct.
                                     -----------

          (d) Registration Rights Agreement.  Simultaneous with the Closing, the
              -----------------------------
Company and Investor shall have entered into a Registration Rights Agreement in the form attached hereto as Exhibit A. (the "REGISTRATION RIGHTS AGREEMENT").
                            ---------

          (e) Certificate of Designations.    At or prior to the Closing, the
              ---------------------------
Company shall have adopted a Certificate of Designations in the form attached hereto as Exhibit E (the "CERTIFICATE OF DESIGNATIONS") and as of the Closing,
          ---------
such Certificate of Designations (i) shall be in full force and effect, (ii) shall not have been modified, amended, supplemented, rescinded or revoked in any way, and (iii) shall have been filed with and accepted for recording by the Secretary of State of the State of Delaware; provided, however, that if any event has occurred or any action has been taken by the Company between the date hereof and the Closing which, if the Shares had been issued on the "Closing Date" as defined in the Master Transaction Agreement, would have resulted in any benefit to the holders of the Shares (other than a "Regular Dividend" (as defined in the Certificate of Designations) but including, without limitation, any extraordinary dividend or distribution, any transaction resulting in an adjustment to the "Conversion Price" (as defined in the Certificate of Designations) or any acceleration of the convertibility of the Shares), then the
                                                                        ----
Certificate of Designations as adopted and filed shall be modified to provide such benefit to the holders of the Shares as if the Shares had been issued to the holders on the "Closing Date", as defined in the Master Transaction Agreement.

          (f) Opinions of Counsel.  On the Closing Date,  Investor shall have
              -------------------
received (i) from Wachtell, Lipton, Rosen & Katz, counsel for the Company, an opinion as of said date, in form attached hereto as Exhibit B-1, and (ii) from Goodwin, Procter & Hoar llp, an opinion as of said date, in form attached hereto as Exhibit B-2.

          (g) No Order or Judgments.  No Governmental Entity shall have enacted,
              ---------------------
issued, promulgated, enforced or entered any law, order, decree, injunction, judgment, ruling, assessment, writ, or executive mandate (whether temporary, preliminary or permanent) which is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting the consummation of such transactions; provided, however, that from
                                                   --------  -------
the date any such law, order, decree, injunction, judgment, ruling, assessment, writ, or executive mandate is binding or effective upon the Company, the Company shall use all reasonable efforts to have any such law, order, decree, injunction, judgment, ruling, assessment, writ, or executive mandate vacated.

          (h) Consents.  The Company shall have made all filings with and
              --------
notifications of governmental authorities, regulatory agencies and other entities set forth on Schedule 2.8; and the
                      ------------

Company and Investor shall have received all authorizations, waivers, consents and permits set forth on Schedules 2.5 and 2.8, in form and substance reasonably
                         -------------     ---
satisfactory to Investor.

          (i) Waiver of Ownership Limits. The Board of Directors of the Company
              --------------------------
shall have duly adopted resolutions substantially in the form attached hereto as Exhibit F (the "OWNERSHIP RESOLUTIONS") and such resolutions shall be in full force and effect on the Closing Date. The Company covenants and agrees with Investor, for the benefit of Investor and its permitted transferees and subsequent transferees of the securities and interests which are the subject of the Ownership Resolutions, that upon adoption by the Board of Directors of the Ownership Resolutions, the application of the provisions of the Company's Amended and Restated Articles of Incorporation (the "CHARTER") shall be effectively modified so as to waive the Ownership Limit, as defined in the Charter, with respect to the acquisition, ownership, conversion, transfer and redemption of such securities and interests in accordance with the terms of, and subject to the limitations set forth in, the Ownership Resolutions, and that the waiver and modification effected by the Ownership Resolutions will not be subsequently modified or rescinded without the written consent of Investor. In connection with the Ownership Resolutions, Investor acknowledges that any Beneficial Ownership or Constructive Ownership by Investor or any other "Person", as defined in the Charter, in which Investor is included of Common Stock in the aggregate in excess of 9.8% of the Common Stock outstanding ("INVESTOR'S COMMON LIMIT") or of Series A Preferred Stock in the aggregate in excess of the limitation set forth in the proviso in the last sentence of the first Ownership Resolution (the "PREFERRED LIMIT") or any violation or attempted violation of such limitations shall result, as of the time of such occurrence, violation or attempted violation even if discovered after such occurrence, violation or attempted violation, in the conversion of such shares of Common Stock in excess of Investor's Common Limit Beneficially Owned or Constructively Owned by Investor or any other "Person" in which Investor is included or such shares of Series A Preferred Stock in excess of the Preferred Limit Beneficially Owned or Constructively Owned by Investor or any other "Person" in which Investor is included (but not of any other shares of Common Stock or shares of Series A Preferred Stock) into shares of Excess Stock pursuant to Section (D)(1) of Article IV of the Charter. The preceding sentence may be relied upon by the Board of Directors of the Company. Notwithstanding Section 8.1 hereof, the
                                                   -----------
covenants, agreements and acknowledgments contained in this paragraph shall survive the Closing.

          (j) Master Transaction Agreement.  On or before the Closing, all
              ----------------------------
transactions described in Articles 2 and 10 of the Master Transaction Agreement shall have closed or shall close in the manner and order provided in Section
10.2 of the Master Transaction Agreement.

          (k) Amendment to Partnership Agreement.  The Partnership Agreement
              ----------------------------------
shall have been amended to create preferred partnership interests with economic attributes and priorities substantially identical to those of the Series A Preferred Stock and such interests shall have been issued to the Company.

     6.2   Conditions to Obligations of the Company.  The obligation of the
           ----------------------------------------
Company to consummate this Agreement and the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

          (a) Representations; Warranties; Covenants. Each of the
              --------------------------------------
representations and warranties of Investor contained in Section 4 shall be true
                                                        ---------
and correct in all material respects (except for such representations and warranties that are qualified by their terms as to materiality, which representations and warranties as so qualified shall be true in all respects) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing; and Investor shall, on or before the Closing, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing.

          (b) No Order or Judgments.  No Governmental Entity shall have enacted,
              ---------------------
issued, promulgated, enforced or entered any law, order, decree, injunction, judgment, ruling, assessment, writ, or executive mandate (whether temporary, preliminary or permanent) which is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting the consummation of such transactions; provided, however, that from
                                                   --------  -------
the date any such law, order, decree, injunction, judgment, ruling, assessment, writ, or executive mandate is binding or effective upon Investor, Investor shall use all reasonable efforts to have any such law, order, decree, injunction, judgment, ruling, assessment, writ, or executive mandate vacated.

          (c) Master Transaction Agreement.  On or before the Closing, all
              ----------------------------
transactions described in Articles 2 and 10 of the Master Transaction Agreement shall have closed or shall close in the manner and order provided in Section
10.2 of the Master Transaction Agreement.

SECTION 7. TERMINATION OF AGREEMENT; RIGHTS TO PROCEED.
-----------------------------------------------------

     7.1   Termination.  At any time prior to the Closing, this Agreement may be
           -----------
terminated as follows:

             (i) by mutual written consent of all of the parties to this Agreement;

             (ii) by Investor, pursuant to written notice by such Investor to the Company, if any of the conditions set forth in Section 6.1 of this
                                                        -----------
     Agreement have not been satisfied at or prior to the Closing Date, or if it has become reasonably and objectively certain that any of such conditions, other than a condition within the control of the Company or any Subsidiary will not be satisfied at or prior to the Closing Date, such written notice to set forth such conditions which have not been or will not be so satisfied; or

             (iii) by the Company, pursuant to written notice by the Company to Investor, if any of the conditions set forth in Section 6.2 of this
                                                     -----------
     Agreement have not been satisfied at or prior to the Closing Date, or if it has become reasonably and objectively certain that any of such conditions, other than a condition within the control of Investor, will not be satisfied at or prior to the Closing Date, such written notice to set forth such conditions which have not been or will not be so satisfied.

     7.2  Effect of Termination.  All obligations of the parties hereunder shall
          ---------------------
cease upon any termination pursuant to Section 7.1, provided, however, that (i)
                                       -----------
the provisions of this Section 7.2, Section 10.1 and Section 10.9 hereof shall
                       -----------  ------------     ------------
survive any termination of this Agreement and (ii) nothing herein shall relieve any breaching party from any liability for any wilful breach of this Agreement giving rise to such termination.

     7.3  Right to Proceed.  Anything in this Agreement to the contrary
          ----------------
notwithstanding, if any of the conditions specified in Section 6.1 hereof have
                                                       -----------
not been satisfied, Investor shall have the right to proceed with the transactions contemplated hereby and if any of the conditions specified in
Section 6.2 hereof have not been satisfied, the Company shall have the right to
-----------
proceed with the transactions contemplated hereby; provided, however, that if
                                                   --------  -------
the Company or Investor proceed with such contemplated transactions, such action shall not be deemed a waiver of any of such party's rights hereunder except to the extent that such party had actual knowledge prior to Closing of such failure of one or more conditions to such party's performance; provided further, that to
                                                       ----------------
the extent any such party had actual knowledge prior to Closing of any such failure, such action shall be deemed a waiver of such party's rights hereunder with respect to such failure.


SECTION 8. RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING.
------------------------------------------------------

     8.1   Survival.  Except to the extent expressly provided to the contrary
           --------
herein, each of the representations, warranties, agreements, covenants and obligations herein or in any schedule, exhibit, certificate or financial statement delivered by any party to the other party incident to the transactions contemplated hereby, shall be deemed to have been relied upon by the other party and shall survive the Closing regardless of any investigation and shall not merge in the performance of any obligation by either party hereto; provided,
                                                                   --------
however, that the liability of either party to this Agreement (i) with respect
-------
to the representations and warranties (excluding for purposes of this limitation the representations and warranties of the Company in Sections 2.2, 2.3, 2.4 and
                                                     ------------  ---  ---
2.9) made by such party herein or in any schedule, exhibit, certificate or
---
financial statement delivered by such party incident to the transactions contemplated hereby shall expire and be terminated on the second anniversary of the Closing Date and (ii) with respect to the covenants made by such party in this Agreement (other than the obligations of the Company and Investor with respect to Section 9 hereof) shall expire and be terminated upon the date which
           ---------
is the final day of the Qualification Period.


SECTION 9. INDEMNIFICATION.
---------------------------

     9.1   Indemnification by the Company.  The Company agrees to indemnify and
           ------------------------------
hold Investor and its subsidiaries and affiliates and persons serving as officers, directors, partners, members or employees thereof harmless from and against any damages, liabilities, losses, taxes, fines, penalties, costs, and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in the investigation, defense or settlement of the foregoing) which may be sustained or suffered by any of them arising out of or based upon any of the following matters:

          (a) a deliberate or wilful breach by the Company of any of its covenants under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto; and

          (b) any fraud, intentional misrepresentation, other material breach of any representation, warranty or covenant of the Company under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a material breach of such representations, warranties or covenants.

     9.2   Indemnification by Investor.  Investor agrees to indemnify and hold
           ---------------------------
the Company, the Subsidiaries, and their respective affiliates and persons serving as officers, directors, partners or employees thereof harmless from and against any damages, liabilities, losses, taxes, fines, penalties, costs and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in the investigation, defense or settlement of the foregoing) which may be sustained or suffered by any of them arising out of or based upon any of the following matters:

          (a) a deliberate or wilful breach by the Investor of any of its covenants under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto; and

          (b) any fraud, intentional misrepresentation, other material breach of any representation, warranty or covenant of the Investor under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a material breach of such representations, warranties or covenants.

     9.3   Notice; Defense of Claims.  An indemnified party may make claims for
           -------------------------
indemnification hereunder by giving written notice thereof to the indemnifying party within the period in which indemnification claims can be made hereunder. If indemnification is sought for a claim or liability asserted by a third party, the indemnified party shall also give written notice thereof to the indemnifying party promptly after it receives notice of the claim or liability being asserted, but the failure to do so shall not relieve the indemnifying party from any liability except to the extent that it is prejudiced by the failure or delay in giving such notice. Such notice shall summarize the basis for the claim for indemnification and any claim or liability being asserted by a third party. Within 20 days after receiving such notice the indemnifying party shall give written notice to the indemnified party stating whether it disputes the claim for indemnification and whether it will defend against any third party claim or liability at its own cost and expense. If the indemnifying party fails to give notice that it disputes an indemnification claim within 20 days after receipt of notice thereof, it shall be deemed to have accepted and agreed to the claim, which shall become immediately due and payable. The indemnifying party shall be entitled to direct the defense against a third party claim or liability with counsel selected by it (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld) as long as the indemnifying party is conducting a good faith and diligent defense. The indemnified party shall at all times have the right to fully participate in the defense of a third party claim or liability at its own expense directly or through counsel; provided, however, that if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and the indemnified party is advised that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the indemnified party may engage separate counsel at the expense of the indemnifying party. If no such notice of intent to dispute and defend a third party claim or liability is given by the indemnifying party, or if such good faith and diligent defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall have the right, at the expense of the indemnifying party, to undertake the defense of such claim or liability (with counsel selected by the indemnified party), and to compromise or settle it, exercising reasonable business judgment. If the third party claim or liability is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party.


SECTION 10. MISCELLANEOUS.
--------------------------

     10.1 Fees and Expenses.
          -----------------

          (a) Each of the parties will bear its own expenses in connection with the negotiation and the consummation of the transactions contemplated by this Agreement, and no expenses of the Company or any Subsidiary relating in any way to the purchase and sale of the Shares hereunder and the transactions contemplated hereby, including without limitation legal, accounting or other professional expenses of the Company or any Subsidiary, shall be charged to or paid by Investor.

          (b) The Company will pay all costs incurred, whether at or subsequent to the Closing, in connection with the transfer of the Shares to Investor as contemplated by this Agreement, including without limitation, all transfer taxes and charges applicable to such transfer, and all costs of obtaining permits, waivers, registrations or consents with respect to any assets, rights or contracts of the Company or any Subsidiary.

     10.2 Governing Law.  This Agreement shall be construed under and governed
          -------------
by the internal laws of the state of New York without regard to its conflict of laws provisions.

     10.3 Notices.  Except as set forth below, all notices and other
          -------
communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

                    If to the Company:   Boston Properties, Inc.
                                         8 Arlington Street
                                         Boston, Massachusetts  02116
                                         Attn:  Edward H. Linde, President
                                         Telecopy:  (617) 536-4233

                    with a copy to:      Wachtell, Lipton, Rosen & Katz
                                         51 West 52nd Street
                                         New York, New York 10019
                                         Attn: Adam O. Emmerich, Esq.
                                         Telecopy: (212) 403-2234

                    If to the Investor:  The Prudential Insurance Company of
                                         America
                                         8 Campus Drive, 4th Floor
                                         Parsippany, New Jersey 07054-4493
                                         Attn: Robert Falzon
                                         Telecopy: (973) 683-1752

                    with a copy to:      Goodwin, Procter & Hoar LLP
                                         599 Lexington Avenue
                                         40th Floor
                                         New York, New York 10022
                                         Attn: Robert S. Insolia, Esq.
                                         Telecopy: (212) 355-3333

     10.4  Entire Agreement.  This Agreement, including the Schedules and
           ----------------
Exhibits referred to herein and the other writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings. No promises, representations, understandings, warranties and agreements have been made by any of the parties hereto except as referred to herein or in such Schedules and Exhibits or in such other writings; and all inducements to the making of this Agreement relied upon by either party hereto have been expressed herein or in such Schedules or Exhibits or in such other writings.

     10.5 Assignability; Binding Effect.  The terms and conditions of this
          -----------------------------
Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company without the prior written consent of Investor. This Agreement shall only be assignable by Investor to another Prudential Investor and by a Prudential Investor to another Prudential Investor. For purposes of this Agreement, "PRUDENTIAL INVESTOR" shall mean (i) Investor, (ii) any Person controlled (as such term is defined in Rule 12b-2 under the Exchange Act), directly or indirectly, by Prudential, (iii) Strategic Value Investors, LLC, Strategic Value Investors International, LLC and/or Strategic Value Investors II, LLC, (iv) any investor in Strategic Value Investors, LLC, Strategic Value Investors International, LLC and/or Strategic Value Investors II, LLC, and (v) any entity directly or indirectly owned by one or more investors in Strategic Value Investors, LLC, Strategic Value Investors International, LLC and/or Strategic Value Investors II, LLC. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     10.6  Captions and Gender.  The captions in this Agreement are for
           -------------------
convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, as the context may require.

     10.7  Execution in Counterparts.  For the convenience of the parties and to
           -------------------------
facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     10.8  Amendments.  This Agreement may not be amended or modified, nor may
           ----------
compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, the party waiving compliance.

     10.9  Publicity and Disclosures.  With respect to the initial public
           -------------------------
disclosures of the transactions contemplated by this Agreement, Investor shall have the right to review, before any filing or public announcement is made, any such filing or press releases that refer to Investor or the transaction contemplated by this Agreement. Investor shall have the right to review before filing or public announcement any subsequent public disclosures that specifically refer to this transaction or to Investor.

     10.10 Consent to Jurisdiction.  Each of the parties hereby consents to
           -----------------------
personal jurisdiction, service of process and venue in the federal or state courts of New York for any claim, suit or proceeding arising under this Agreement, or in the case of a third party claim subject to indemnification hereunder, in the court where such claim is brought.

     10.11 Specific Performance.  The parties agree that it would be difficult
           --------------------
to measure damages which might result from a breach of this Agreement by the Company and that money damages would be an inadequate remedy for such a breach. Accordingly, if there is a breach or proposed breach of any provision of this Agreement by the Company, and Investor does not elect to terminate under Section
                                                                         -------
7, Investor shall be entitled, in addition to any other remedies which it may
-
have, to an
injunction or other appropriate equitable relief to restrain such breach without having to show or prove actual damage to Investor.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above by their duly authorized representatives.

            INVESTOR:
            --------
                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

                              By:  [Signature Illegible]






            COMPANY:
            -------
                              BOSTON PROPERTIES, INC.,
                              a Delaware corporation


                              By:    /s/ Mortimer B. Zuckerman
                              ---------------------------------------
                                     Name: Mortimer B. Zuckerman
                                     Title: Chairman

                                      S-1